UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2016
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NII HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-37488 (Commission File Number)	91-1671412 (IRS Employer Identification No.)

1875 Explorer Street, Suite 800 Reston, Virginia (Address of principal executive offices)	20190 (Zip Code)

Registrant's telephone number, including area code: (703) 390-5100

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(e)    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As previously disclosed by NII Holdings, Inc. (the “Company”), the Board of Directors approved a Form of Separation and Release Agreement (the “Agreement”) for certain executive officers of the Company, including Steven M. Shindler, Chief Executive Officer, Daniel F. Freiman, Chief Financial Officer, and Shana C. Smith, General Counsel. The Agreements, which are expected to be executed by these officers in the event of their termination of employment with the Company, were provided to the officers on November 13, 2015. On May 25, 2016, the Agreements were updated to provide for a target termination date of November 1, 2016 for Mr. Shindler and April 1, 2017 for Mr. Freiman and Ms. Smith, but when termination will occur has not been determined.

Item 5.07. Submission of Matters to a Vote of Security Holders.
On May 25, 2016, the Company held its Annual Meeting of Stockholders, at which four proposals were submitted to and approved by its stockholders. The final voting results are as follows:

1.Election of Director. In an uncontested election, the following nominee was elected, by majority vote, to the Board of Directors for a one year term expiring in 2017. The following table reflects the voting results:

Name	For	Against	Abstain	Broker Non-Votes
Steven M. Shindler	50,939,189	35,677,996	1,526	7,923,410

2.Advisory Vote on Executive Compensation. The stockholders advised that they agreed with the compensation of the Company's Named Executive Officers as disclosed in the Company's proxy statement by the following vote:

For	Against	Abstained	Broker Non-Votes
50,425,298	36,186,041	7,372	7,923,410

3.Advisory Vote on the Frequency of Future Executive Compensation Advisory Votes. The stockholders advised that they agreed with an annual advisory vote on executive compensation by the following vote:

1 year	2 years	3 years	Abstained	Broker Non-Votes
82,475,261	16,529	3,886,002	240,919	7,923,410

Based on these results, and consistent with the Company's recommendation, the Board of Directors has determined that the Company will hold an advisory vote on executive compensation every year.

4.Auditor Ratification. The appointment of KPMG LLP as the Company's independent registered public accounting firm for 2016 was ratified by the following vote:

For	Against	Abstained	Broker Non-Votes
94,294,568	247,425	128	N/A

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
NII HOLDINGS, INC.
By: /s/ Shana C. Smith
Shana C. Smith
General Counsel and Secretary
Date: May 26, 2016